UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
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PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 27, 2008
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FIRST NIAGARA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	42-1556195
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

6950 South Transit Road, P.O. Box 514, Lockport, NY	14095-0514
(Address of Principal Executive Offices)	(Zip Code)

(716) 625-7500
(Registrant’s telephone number)
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         Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01    Other Events.

On October 27, 2008, First Niagara Financial Group, Inc. issued a press release relating to the U.S. Treasury’s Capital Purchase Program.

The preceding is qualified in its entirety by reference to the press release dated October 27, 2008, attached as Exhibit 99.1 to this Form 8-K.

Item 9.01    Financial Statements and Exhibits

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Not Applicable.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

DATE: October 27, 2008	By:	/s/ Michael W. Harrington
Michael W. Harrington
Chief Financial Officer (Duly authorized representative)